FY09 Q4 Analysts Meeting August 5, 2009

Forward-Looking Statement Statements in this release that are not historical are forward-looking and are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Words such as "anticipates," "expects," "believes," "intends," "plans," "projects," "estimates," and similar expressions are used to identify these forward- looking statements. Forward-looking statements are based on currently available information and include, among others, the discussion under "Outlook." These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions including those associated with the operation of our business, including the risk that customer demand will decrease either temporarily or permanently, whether due to the Company's actions or the demand for the Company's products, and that the Company may not be able to respond through cost reductions in a timely and effective manner; the risk that the value of our inventory may decline; price cutting, new product introductions and other actions by our competitors; fluctuations in the costs of raw materials that the Company is not able to pass through to customers because of existing contracts or market factors; the availability of credit and general market liquidity; fluctuations in currency exchange rates; the financial condition of our customers; the challenges attendant to plant closings and restructurings, including the difficulty of predicting plant closing and relocation costs, the difficulty of commencing or increasing production at existing facilities, and the reactions of customers, governmental units, employees and other groups, the challenges attendant to plant construction; and the ability to realize cost savings from restructuring activities. Other factors, risks and uncertainties are set forth in Item 1A "Risk Factors" of the Company's Form 10-K for the year ended June 30, 2008 and disclosed in the Form 10-Q for the quarters ended September 30, 2008, December 31, 2008 and March 31, 2009 which are incorporated by reference and in other reports that Molex files or furnishes with the Securities and Exchange Commission. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements. As a result, this release speaks only as of its date and Molex disclaims any obligation to revise these forward-looking statements or to provide any updates regarding information contained in this release resulting from new information, future events or otherwise.

Non-GAAP Financial Measures In Molex Incorporated's ("Molex" or the "Company") conference call on August 5, 2009 regarding the Company's financial results for the fiscal quarter ended June 30, 2009 and the following slides, Molex may refer to non-GAAP financial measures to describe earnings for such periods excluding the items referenced in the relevant slides used during this conference call. This is in addition to disclosing the most directly comparable measure for such periods determined in accordance with generally accepted accounting principles, or GAAP. Molex believes that these non-GAAP financial measures provide useful information to investors because they provide information about the estimated financial performance of Molex's ongoing business and provide for greater transparency of supplemental information used by management in its financial and operational decision-making. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the relevant slides reconciling the non-GAAP financial measures intended to be used in the conference call to the most comparable GAAP measure.

Revenue Trend (US$ in millions) Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 872 839 667 506 570

Change in Revenue by Industry - June Quarter June Quarter June Quarter

Order Trend (US$ in millions) Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 858 796 562 475 576

Orders - Monthly (US$ in millions) Jan Feb Mar Apr May Jun 148 152 175 186 185 205

Change in Orders by Industry - June Quarter June Quarter June Quarter

(US$ in millions, except per-share data) (US$ in millions, except per-share data) Financial Summary - GAAP

GAAP to Non-GAAP Reconciliation GAAP to Non-GAAP Reconciliation

Financial Summary - GAAP (US$ in millions, except per-share data) (US$ in millions, except per-share data)

Balance Sheet and Operating Metrics (US$ in millions) (US$ in millions)

Gross Margin Trend Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 0.31 0.297 0.264 0.185 0.241

SG&A Expense Trend (% of revenue) Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 171.1 166.4 144.6 139.1 136.7 19.6% 19.8% 21.7% 24% 27.5%

Capital Expenditure Trend (% of revenue) Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 71.2 45.3 51.3 31.1 50.3 8.2% 5.4% 7.7% 8.8% 6.1%

Restructuring Plan Update Restructuring Plan Update Restructuring Plan Update

% of Revenue Post Restructuring Profitability Model Model Model

Outlook Outlook Assumes 34% effective tax rate